Exhibit 99.1

Pacific Premier Bancorp, Inc.
Investor Presentation
Third Quarter 2013
Steven R. Gardner
President & Chief Executive Officer

Forward-Looking Statements and
Where to Find Additional Information
The statements contained in this presentation that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the “Company”). Such
statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company.
There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact of changes in financial services policies, laws and regulations (including the Dodd-Frank Wall Street Reform and Consumer
Protection Act) and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; the effect of acquisitions that the Company has made or may make; changes in the level of the Company’s nonperforming assets and charge-offs; oversupply of inventory and continued deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public Company Accounting
Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other-than-temporary impairments of securities held by the Company; changes in consumer spending, borrowing and savings habits; the effects of the Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and other sources of liquidity; changes in the financial performance and/or condition of the Company’s borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial proceedings; and the Company’s ability to manage the risks involved in the foregoing.
Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the
Company’s 2012 Annual Report on Form 10-K, as amended, filed with the SEC and other filings made by the Company with the SEC. The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

CA
Los Angeles
Dallas
TX
San Bernardino
Los Alamitos
Seal Beach
Palm Springs (2)
Huntington Beach
Palm Desert (2)
Irvine
Newport Beach
Encinitas
San Diego (2)

Russell Investments

NASDAQ®

13 Full-Service
Branch Locations
Company Profile
Exchange / Listing
NASDAQ: PPBI
Focus
Small & Mid-Market
Businesses
Total Assets
$1.6 Billion
Branch Network
Note: Financial information as of the quarter ending 9/30/2013
Note: Market data as of 11/1/2013
Pacific Premier Footprint
Headquarters
Irvine, CA
# of Research Analysts
5 Analysts
Market Cap
$230.0 Million
Avg. Daily Volume
77,251 Shares

Where We’ve Been and Where We’re Going
Strategic Plan -
Pre 2008 Stage
▪ Conversion from a thrift to a commercial banking platform
▪ Improve deposit base - diversify loan portfolio
▪ Regimented approach to credit management
Strategic Plan -
Current Stage
▪ Organic growth driven by high performing sales culture
▪ Geographic and product expansion through disciplined acquisitions
 ▪ Canyon National Bank (CNB) - $209 million in assets at closing on 2/11/2011 (FDIC-Assisted)
 ▪ Palm Desert National Bank (PDNB) - $121 million in assets at closing on 4/27/2012 (FDIC-Assisted)
 ▪ First Associations Bank (FAB) - $394 million in assets at closing on 3/15/2013 (Whole Bank)
 ▪ San Diego Trust Bank (SDTB) - $201 million in assets at closing on 6/25/2013 (Whole Bank)
Strategic Plan -
Next Stage
▪ Continue to build out commercial banking franchise
▪ Focus on producing quality EPS growth
▪ Increase revenue from recurring fee income - government guaranteed lending
▪ Increase non-interest bearing deposit accounts to over 35% of deposit base

Loan Composition - 9/30/2013

Other
3%
Commercial &
Industrial
7%
CRE - Own. Occ.
18%
Multifamily
46%
CRE - Non-Own.
Occ.
26%

Total Loans: $628.8 Million

Other
2%
1-4 Family
13%
Commercial &
Industrial
15%
Multifamily
19%
CRE - Own. Occ.
20%
CRE - Non-Own.
Occ.
27%
Warehouse
Facilities
4%

Total Loans: $1.14 Billion

Gross Loans / Deposits: 88.9%

Commercial Bank Transformation - Loan Composition
Loan Composition - 12/31/2008
▪ Management has significantly transformed the loan portfolio from one with significant real estate exposure to a more balanced and well-diversified portfolio
 ▪ Total business loans represent 40% of total loans
Gross Loans / Deposits: 137.5%

Non-Int.
Bearing
Demand
6%
Interest Bearing
Demand
5%
Money Market
5%
Savings
3%
CDs
81%

CDs
22%
Non-Int.
Bearing
Demand
29%
Savings
6%
Money Market
35%
Interest
Bearing
Demand
8%

Total Deposits: $1.3 Billion

Cost of Deposits: 0.30%

Commercial Bank Transformation - Deposit Composition
Deposit Composition - 12/31/2008
Deposit Composition - 9/30/2013
▪ 78% of deposits are non-CD deposits
▪ 29% of deposit balances are non-interest bearing deposits
Total Deposits: $457.1 Million
Cost of Deposits: 3.51%

1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
Q1 2013
Q2 2013
Q3 2013
368,832
37,864
50,432
422,977
139,466
56,291
408,982
181,892
68,366
428,688
224,256
175,933
361,207
315,626
227,935
349,355
404,287
432,077
337,175
507,161
469,853
286,036
527,752
470,346
Demand
MMDA & Savings
Time Deposits

Deposit Franchise Value Creation
▪ Transformation from a high-cost, thrift-like deposit base to a low-cost commercial banking deposit base
 - cost of deposits of 0.30% at the end of Q3 2013
▪ Demand deposits have grown from $50.4 million in 2008 to $470.3 million as of Q3 2013

$1,800.0
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$-
$807.3
$566.6
$826.8
$555.5
$961.1
$730.1
$1,173.8
$977.9
$1,406.7
$937.5
$1,558.5
$1,051.1
$1,569.0
$1,134.2
12/09
12/10
12/11
12/12
3/13
6/13
9/13
Total Assets ($MMs)
Total Loans ($MMs)

Asset Growth
Total Assets & Total Loans
▪ The Company has grown from $807.3 million assets at the end of 2009 to approximately $1.57 billion as of Q3 2013
 ▪ Total assets compound annual growth rate of above 19% since 2009
 ▪ Results driven by focus on both organic and acquisitive growth
*CAGR since 12/31/2009
Total Assets CAGR*: 19.4%
Total Loans CAGR*: 20.3%

5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.12%
3.77%
4.55%
4.62%
4.62%
4.01%
3.93%
FY 2009
FY 2010
FY 2011
FY 2012
Q1 2013
Q2 2013
Q3 2013
Net Interest Margin

$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$23.9
$27.4
$47.1
$58.4
$58.5
$64.1
$69.3
FY 2009
FY 2010
FY 2011
FY 2012
Annualized Q1 2013*
Annualized Q2 2013*
Annualized Q3 2013*
Operating Revenue ($MMs)

Net Interest Margin & Revenue Growth
Net Interest Margin
Operating Revenue
▪ Strength in net interest margin as the Company continues to shift from a legacy thrift to a commercial banking balance sheet mix
▪ The Company has consistently delivered meaningful operating revenue growth in each of the last several years
Note: Operating revenue = net interest income + non-interest income

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.14%
2.38%
2.85%
3.07%
3.22%
3.10%
2.99%
FY 2009
FY 2010
FY 2011
FY 2012
Q1 2013
Q2 2013
Q3 2013
Non-Interest Expense / Average Assets

100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
63.8%
59.2%
56.5%
59.9%
67.6%
70.0%
73.4%
FY 2009
FY 2010
FY 2011
FY 2012
Q1 2013
Q2 2013
Q3 2013
Efficiency Ratio

Expenses & Efficiency
Non-Interest Expense / Avg. Assets
Efficiency Ratio
▪ The Company continues to support its growth efforts by making significant investments and hiring talented producers
▪ The Company will realize benefits from economies of scale as it continues to grow
Note: Exclude s impact from non-recurring merger expense s related to the Company’s recent acquisitions in Q1 and Q2

PPB
Peers
5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
-
1Q'09 2Q'09 3Q'09 4Q'09 1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12 4Q'12 1Q'13 2Q'13 3Q'13
2.93 3.62 3.96 4.11 4.26 4.30 4.24 4.39 4.23 4.29 4.06 4.04 3.77 3.48 3.39 3.21 2.96 1.56
1.04 1.70 1.58 1.66 1.36 0.48 0.58 0.40 3.26 1.62 1.31 0.76 0.55 1.67 1.08 0.38 0.33 0.21 0.15

Conservative Credit Culture
Nonperforming Assets to Total Assets
▪ The Company has a history of pro-actively addressing credit issues through aggressive problem-asset resolution, which is demonstrated by its significant outperformance of peers over the last several years
 ▪ No troubled debt restructurings (“TDRs”)
 ▪ Loan sales utilized strategically to manage risk
CNB Acquisition
2/11/11
PDNB Acquisition
4/27/12
* California peer group consists of all insured California institutions, from SNL Financial.

RAYMOND JAMES

AMERICAN BANKER

ICBA
INDEPENDENT COMMUNITY
BANKERS of AMERICA

SANDLER O'NEILL + PARTNERS
2011 Bank & Thrift
SM-ALL STARS

SNL

www.bauerfinancial.com

▪ Ranked #2 in SNL Financial’s Top Performing Banks of 2012 ($500MM - $5.0B Assets)
▪ Raymond James Community Bankers Cup Winner (2012)
 ▪ Top 10% of banks based on profitability, operational efficiency and balance sheet metrics ($500MM - $10.0B Assets)
▪ Ranked #52 in American Banker’s Top 200 Community Banks (2012)
 ▪ Based on average ROAE over the last 3 years
▪ Ranked #7 top performer by Independent Community Bankers of America (“ICBA”)
 ▪ Performance measured by return on average equity for banks with assets > $1.0B
▪ Sandler O’Neill + Partners “Sm-All” Star - Class of 2011
 ▪ Top 25 bank & thrifts with a market capitalization < $2.0B
▪ BauerFinancial 5-Star rating - recognition as a “Superior Bank” by the nation’s leading independent bank rating service (2011)
Pacific Premier Bancorp, Inc. has received industry recognition and numerous awards for its outstanding client service and performance
Award Winning Performance
COMMUNITY BANKERS CUP

250.0%
200.0%
150.0%
100.0%
50.0%
0.0%
-50.0%
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
PPBI
SNL Bank
NASDAQ Bank

Superior Market Performance (PPBI)
Source: SNL Financial, market information as of  9/30/2013
▪ The Company has significantly outperformed its publicly traded bank peers (SNL Bank Index / NASDAQ Bank Index) in the market over the last 3 years
 ▪ Since September 2010, PPBI’s stock price is up 202% versus the SNL Bank at 39% and NASDAQ bank indices at 41%
+202%
+39%
+41%

Overview of Q3 2013 Results
▪ Third Quarter 2013 Shareholder Highlights
 ▪ Diluted earnings per share of $0.18
 ▪ Return on average assets of 0.78%
 ▪ Return on average equity of 7.29%
 ▪ Tangible book value per share increases $0.20 to $8.82
▪ Third Quarter 2013 Performance
 ▪ Total assets of approximately $1.6 billion, up 33.7% since December 31, 2012
 ▪ Cost of deposits dropped five basis point to 0.30%
 ▪ Non-interest bearing deposits increase by 5% to $364 million, or 28% of total deposits
 ▪ Net Interest margin of 3.93% (reflects excess liquidity following acquisitions)
 ▪ Pristine credit quality - nonperforming assets / total assets of 0.15%
▪ Other Highlights
 ▪ Significant business development momentum
 ▪ Total loans increased 8% to $1.1 billion as excess liquidity was deployed
 ▪ System conversions completed for both FAB and SDTB
(1) Adjusted excludes merger related expenses

Rank	Company	Exchange	City, State	Total Assets
1	City National Corporation	NYSE	Los Angeles, CA	$ 27,379,502
2	East West Bancorp, Inc.	NASDAQ	Pasadena, CA	23,308,406
3	Cathay General Bancorp	NASDAQ	El Monte, CA	10,603,235
4	CapitalSource Inc.	NYSE	Los Angeles, CA	8,678,706
5	PacWest Bancorp	NASDAQ	Los Angeles, CA	6,709,102
6	CVB Financial Corp.	NASDAQ	Ontario, CA	6,425,556
7	BBCN Bancorp, Inc.	NASDAQ	Los Angeles, CA	5,863,014
8	Farmers & Merchants Bank of Long Beach	OTCQB	Long Beach, CA	5,146,143
9	Community Bank	Grey Mkt	Pasadena, CA	3,172,519
10	BofI Holding, Inc.	NASDAQ	San Diego, CA	3,090,771
11	Wilshire Bancorp, Inc.	NASDAQ	Los Angeles, CA	2,787,401
12	Hanmi Financial Corporation	NASDAQ	Los Angeles, CA	2,773,414
13	Banc of California, Inc.	NASDAQ	Irvine, CA	2,535,114
14	Preferred Bank	NASDAQ	Los Angeles, CA	1,657,313
15	**Pacific Premier Bancorp, Inc.**	**NASDAQ**	**Irvine, CA**	**1,569,020**
16	American Business Bank	OTCQB	Los Angeles, CA	1,298,343
17	CU Bancorp	NASDAQ	Encino, CA	1,278,661
18	Provident Financial Holdings, Inc.	NASDAQ	Riverside, CA	1,211,041
19	Pacific Mercantile Bancorp	NASDAQ	Costa Mesa, CA	952,113
20	Malaga Financial Corporation	OTCQB	Palos Verdes Estates, CA	870,254

Scarcity Value - Public Banks in Southern CA*
*Southern CA includes Los Angeles, Orange, Imperial, Riverside ,
San Bernardino and San Diego counties
▪ 15th largest exchange listed banks by total assets in Southern California* (top 20 shown below)
Source: SNL Financial, as of 6/30/2013, PPBI as of 9/30/13
Note: Includes banks listed on NASDAQ/NYSE/OTCB

Keys to Building Out the Franchise
▪ Relationship Banking Model - Strong Sales Culture
▪ Growing Low-Cost Core Deposit Base - Increasing Franchise Value
▪ Robust Earnings Stream - Building Book Value
▪ Disciplined Approach to Acquisitive Growth and Integration
▪ Strong Capital Management - Leveraging Capital Base
▪ Diligent Credit Underwriting and Excellent Asset Quality

High Performing Sales Culture Drives Organic Growth
▪ Business development team consists of early career sales executives with real estate or financial services experience
▪ Consistent calling effort identifies prospects
▪ Diligent monitoring and management of quantity and quality of lead generation
▪ Senior commercial bankers utilized to close new relationships
Business
Development /
Sales Infrastructure
Consistent
Contact
Lead
Generation
Management
Senior Commercial
Bankers Close New
Relationships

▪ Small and middle market business banking focus
▪ Full suite of business banking services, including: cash
 management, payroll and merchant card services
▪ Customized C&I and commercial real estate loans
Commercial Banking Business Units
Business Banking
Small Business Lending
HOA Banking & Lending
Warehouse Lending
Income Property Lending
▪ Small Business Administration (“SBA”) Loans
▪ California Capital Access Program (“Cal CAP”) Loans
▪ United State Department of Agriculture (“USDA”) Loans
▪ Bureau of Indian Affairs (“BIA”) Loans
▪ Nationwide leader of customized cash management,
 electronic banking services and credit facilities for:
 ▪ Home Owner Association (“HOA”) Companies
 ▪ HOA Management Companies
 ▪ Property Management Firms
▪ Credit facilities and electronic banking services
 exclusively designed for large and small mortgage
 banking concerns
▪ Credit facilities and banking services for commercial
 real estate (“CRE”) investors
▪ Structured CRE and bridge loan flexibility
Construction Lending
▪ Construction loans for developers and owner users on
 residential and CRE properties
▪ New team assembled in first half of 2013

Acquisition & Integration Strategy
General Acquisition Criteria
Integration Strategy
▪ Look for strategic, financially compelling and
 culturally compatible organizations
 ▪ Favorable markets / demographics
 ▪ Business line diversification / cross-sell
 opportunity
▪ Disciplined approach to analysis, pricing and
 structuring of each transaction
 ▪ Realistic cost savings assumptions
▪ Core customer retention
 ▪ Keeping franchise value intact
▪ Immediately accretive to EPS
▪ Minimum 15% internal rate of return
▪ Maximum 10% dilution to tangible book value
 per share (Earn-back period of 4 years or less)
▪ Aggressive approach to timely and effective
 integration
▪ Identify key players that fit into our culture
 and who can add value to the organization
▪ Immediately meet with new customer base to
 begin cross-selling products and services
▪ Aggressive approach to disposition of any
 problem assets inherited in a transaction
▪ Diligent approach to acquisitive growth and business integration

As of September 30, 2013		
	Well-Capitalized Requirement	Pacific Premier Bancorp, Inc.	Pacific Premier Bank
Shareholders' Equity		$ 171,154	$ 175,037
Tangible Common Equity		$ 146,845	$ 150,728
Tier 1 Capital		$ 158,309	$ 155,832
Regulatory Capital Ratios:			
Tier 1 Leverage Capital Ratio	5.00%	10.19%	10.02%
Tier 1 Risk-Based Capital Ratio	6.00%	13.48%	13.28%
Total Risk Based Capital Ratio	10.00%	14.16%	13.96%
Tangible Common Equity Ratio*		9.51%	9.78%

Capital Resources
▪ Well capitalized and equipped with the necessary capital resources to continue to execute on the Company’s growth strategy by pursuing organic and acquisitive growth opportunities
 ▪ Pure common equity capital structure (no TARP / preferred equity)
*Please refer to non-GAAP reconciliation

▪ New bankers positively impacting organic loan portfolio growth
▪ SBA loan production generating meaningful non-interest income
▪ Liquidity and deposit platform to fund future loan growth
▪ California presents significant acquisition opportunities
▪ Proven management team with a track record of executing on acquisitions
Outlook
Continued Focus on Building Long-term Franchise Value

For the quarter ending,				
	Sep-12	Dec-12	Mar-13	Jun-13	Sep-13
Balance Sheet					
Total Assets	$1,089,336	$1,173,792	$1,406,655	$1,558,458	$1,569,020
Total Gross Loans	864,838	986,194	945,991	1,059,957	1,142,015
Total Deposits	895,870	904,768	1,185,719	1,314,189	1,284,134
Gross Loans / Deposits (%)	96.5%	109.0%	79.8%	80.7%	88.9%
Financial Performance					
Net Interest Income	$ 11,854	$ 12,621	$ 12,899	$ 13,589	$ 15,008
Provision for Loan Losses	145	606	296	322	646
Total Non-Interest Income	1,910	3,194	1,724	2,431	2,321
Total Non-Interest Expense	8,031	8,977	11,179	15,856	11,771
Net Income before Taxes	5,588	6,232	3,148	(158)	4,912
Provision for Taxes	2,126	2,421	1,176	91	1,846
Net Income	3,462	3,811	1,972	(249)	3,066
Diluted EPS	$ 0.32	$ 0.32	$ 0.13	$ (0.02)	$ 0.18
Performance & Capital Ratios					
Return on Average Assets (%)	1.30%	1.42%	0.67%	-0.07%	0.78%
Return on Average Equity (%)	14.19%	14.07%	5.65%	-0.63%	7.29%
Net Interest Margin (%)	4.61%	4.88%	4.62%	4.01%	3.93%
Tangible Common Equity/ Tangible Assets (%)*	8.94%	11.26%	10.16%	9.36%	9.51%
Tier 1 Risk-based Ratio (%)	11.09%	13.61%	14.61%	13.54%	13.48%
Risk-based Capital Ratio (%)	11.93%	14.43%	15.40%	14.27%	14.16%

Financial Highlights
Note: All dollars in thousands, except per share
*Please refer to non-GAAP reconciliation

Non-GAAP Financial Measures
Tangible common equity and tangible book value per share are non-GAAP financial measures derived from GAAP-based amounts. We calculate tangible common equity by excluding the balance of intangible assets from common stockholders’ equity. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measures of tangible common equity and tangible book value per share to the GAAP measures of common stockholders’ equity and book value per share is set forth.
	PPBI	PPB
	9/30/2013	9/30/2013
Common Stockholders’ Equity	$171,154	$175,037
Less: Intangible Assets	(24,309)	(24,309)
Tangible Common Equity	$146,845	$150,728
Book Value per Share	$10.28	-
Less: Intangible Assets per Share	(1.46)	-
Tangible Book Value per Share	$8.82	-
Total Assets	$1,569,020	$1,565,002
Less: Intangible Assets	(24,309)	(24,309)
Tangible Assets	$1,544,711	$1,540,693
Tangible Common Equity Ratio	9.51%	9.78%